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                                                                   EXHIBIT 10.34

                                 AMENDMENT NO. 5
                          DATED AS OF OCTOBER 25, 2000
                                       TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 5 dated as of October 25, 2000 (this "Amendment") is made between Nabi, a Delaware corporation (the "Borrower"), the financial institutions party from time to time to the Loan Agreement referred to below (the "Lenders"), and Bank of America, N.A., a national banking association, as agent for the Lenders (in that capacity, together with any successors in that capacity, the "Agent").

                             PRELIMINARY STATEMENTS

         The Borrower, the Lenders and the Agent are parties to a Loan and Security Agreement dated as of September 12, 1997, as amended by Amendment No. 1 and Waiver dated November 14, 1997, Amendment No. 2 and Waiver dated March 30, 1998, Amendment No. 3 and Waiver dated as of March 1, 1999 and Amendment No. 4 dated as of February 1, 2000 (the "Loan Agreement"; unless otherwise defined herein, terms are used herein as defined in the Loan Agreement).

         The Borrower has requested that the Lenders modify certain financial covenants and amend certain other provisions of the Loan Agreement, and the Lenders have agreed, upon and subject to the terms, conditions and provisions of this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended, subject to the provisions of Section 2 of this Amendment,

          (a)     by amending Section 1.1 DEFINITIONS by

                  (i) deleting the definition "Excess Permitted Capital Expenditures" appearing therein in its entirety;

                  (ii) amending the definition "Fixed Charge Coverage Ratio" appearing therein in its entirety to read as follows:

                           "FIXED CHARGE COVERAGE RATIO" means for any specified
                  period, the ratio obtained by dividing (i) the sum of EBITDA plus any amount received in respect of federal or state income tax refunds minus cash outlays for income taxes, minus Maintenance Capex and minus Other Included Expenditures of the Borrower and its Consolidated Subsidiaries for such period, by
                  (ii) the sum of interest expense (including capitalized interest) plus scheduled principal payments on Debt (including the Term Loans but excluding non-permanent repayments of Revolving Credit Loans), including scheduled payments of


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                  Capitalized Lease Obligations, minus amortized debt discount, in each case of the Borrower and its Consolidated Subsidiaries during such period. For the purposes of this definition "Other Included Expenditures" means any expenditures during the computation period for a Permitted Repurchase or for Permitted Investments listed on Schedule 1.1A (other than the 1st, 4th and 5th items listed on such Schedule) made after the Effective Date that are not included in the Capital Expenditures budgeted by the Borrower for such period and subject to the limitations of SECTION 10.5.

                  (iii) amending the definition "Operating Cash Flow" by deleting the phrase "or for Excess Permitted Capital Expenditures" appearing therein;

         (b) by amending subsections (b) and (c) of Section 10.1 FINANCIAL RATIOS in their entirety to read as follows:

                  (b) MINIMUM FIXED CHARGE COVERAGE. The consolidated Fixed Charge Coverage Ratio of the Borrower and its Consolidated Subsidiaries for any fiscal period described below to be less than the ratio set forth below opposite such period:


         PERIOD                                                                 RATIO
         ------                                                                 -----

         the four consecutive Fiscal Quarters ending                            1.10 to 1
         September 30, 2000

         the Fiscal Quarter ending December 31, 2000                            1.20 to 1

         the two Fiscal Quarter period ending March 31, 2001,
         the three Fiscal Quarter period ending June 30, 2001,                  1.25 to 1
         and the four consecutive Fiscal Quarters ending
         September 30, 2001

         the four consecutive Fiscal Quarters ending
         December 31, 2001 and the last day of each                             1.40 to 1
         Fiscal Quarter ending thereafter


                  (c) MINIMUM EBITDA Consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for each fiscal period set forth below to be less than the amount set forth opposite such fiscal period:


                  FISCAL PERIOD                                                 AMOUNT
                  -------------                                                 ------

                  the Fiscal Year ending December 31, 2000                      $15,000,000

                  the Fiscal Year ending December 31, 2001                      $22,500,000
                  and each Fiscal Year ending thereafter


         (c) by amending Section 10.5 CAPITAL EXPENDITURES by deleting the proviso at the end thereof in its entirety;

         (d) by amending Section 10.15 MINIMUM COLLATERAL AVAILABILITY in its entirety to read as follows:

                  SECTION 10.15. MINIMUM COLLATERAL AVAILABILITY. Permit Collateral Availability at any time on or after October 25, 2000 to be less than $4,000,000, PROVIDED, HOWEVER, that if no Default or Event of




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         Default has occurred and is continuing at such time, upon the later of
         (A) June 30, 2001 or (B) receipt by the Borrower of full Federal Drug Administration approval of any pharmaceutical product manufactured at the Borrower's Boca Raton facility, the Borrower shall thereafter not permit Collateral Availability to be less than $2,000,000.

         Section 2. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective retroactively to September 30, 2000 as of the first date (the "Amendment Effective Date") on which the Agent shall have received (i) this Amendment duly executed and delivered by the Borrower, each Lender and the Agent, which shall be in form and substance satisfactory to the Agent and in sufficient copies for each Lender, and (ii) for the Ratable benefit of the Lenders, an amendment fee in the amount of $123,750 which fee is earned on the date hereof and is not subject to rebate or refund.

         Section 3. ADDITIONAL COVENANT. The Borrower hereby agrees to furnish to the Agent on or prior to November 1, 2000 the following documents (each of which shall be in form and substance satisfactory to the Agent and in sufficient copies for each Lender):

         (a) a certificate of the Secretary of the Borrower having attached thereto the articles or certificate of incorporation and bylaws of the Borrower as in effect on the Amendment Effective Date (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Lenders pursuant to the Loan Agreement), all corporate action, including shareholders' approval, if necessary, taken by the Borrower and/or its shareholders to authorize the execution, delivery and performance of this Amendment, and a certificate of incumbency and specimen signatures with respect to each of the officers of the Borrower who is authorized to execute and deliver this Amendment and each other certificate, agreement or other document to be executed by the Borrower in connection with this Amendment;

         (b) a certificate of the president or any vice-president of the Borrower on behalf of the Borrower stating that, to the best of his knowledge and based on an examination reasonably believed by him to be sufficient to enable him to make an informed statement,

                  (i) after giving effect to the Amendment, all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects as of the date hereof, and

                  (ii) after giving effect to the Amendment, no Default or Event of Default exists, and the Agent shall be satisfied as to the truth and accuracy thereof;

         (c) the Confirmation of Guarantors attached hereto as ANNEX A duly executed and delivered by each Guarantor; and

         (d) such other documents and instruments as the Agent or any Lender may reasonably request.

         Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties to the Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

         (a) AUTHORIZATION OF AGREEMENTS. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party have been duly



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executed and delivered by the duly authorized officers of the Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (b) COMPLIANCE OF AGREEMENTS WITH LAWS. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which the Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of the Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which the Borrower, any of its Subsidiaries or any of Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to the Borrower or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than the Security Interest.

         Section 5. EXPENSES. The Borrower agrees to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other Loan Documents contemplated hereby.

         Section 6. EFFECT OF AMENDMENT. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 7.  COUNTERPART EXECUTION; GOVERNING LAW.

         (a) EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually delivered counterpart thereof.

         (b) GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the conflict of laws principles thereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[CORPORATE SEAL]                         BORROWER:

Attest:                                  Nabi


By:   /s/ LOUIS G. KESSLER               By:  /s/ ROBERT B. NASO
      --------------------                    -------------------------
     Name:  LOUIS G. KESSLER, PHD             Name:  ROBERT B. NASO
     Title:  DIRECTOR, INTEL                  Title: SR. VP QUALITY, REGULATORY
             PROPERTIES                              AND PRODUCT DEVELOPMENT

                                         AGENT:

                                         BANK OF AMERICA, N.A.


                                         By:  /s/ ANDREW A. DOHERTY
                                              -------------------------
                                              Name:  ANDREW A. DOHERTY
                                              Title:  VICE PRESIDENT

                                         LENDERS:

                                         BANK OF AMERICA, N.A.


                                         By:  /s/ ANDREW A. DOHERTY
                                              -------------------------
                                              Name:  ANDREW A. DOHERTY
                                              Title:  VICE PRESIDENT

                                         FLEET CAPITAL CORPORATION


                                         By:  /s/ MICHAEL R. O'NEAL
                                              -------------------------
                                              Name:  MICHAEL R. O'NEAL
                                              Title:  VICE PRESIDENT



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                                                                         ANNEX A

                     CONSENT AND CONFIRMATION OF GUARANTORS

         The undersigned, each in its capacity as a Guarantor under the Subsidiary Guaranty dated as of September 12, 1997 (as modified or amended to date, the "Subsidiary Guaranty"), in favor of the Lenders, hereby confirms, for the benefit of the Borrower and the Lenders, that (1) such Guarantor is a Subsidiary of Borrower, (2) such Guarantor has received a copy of Amendment No. 5 dated as of October 25, 2000 and consents thereto (to the extent such consent may be required) and (3) the Subsidiary Guaranty of which such Guarantor is the maker constitutes a continuing, unconditional, guaranty of the Secured Obligations under and as defined in the Subsidiary Guaranty. Each of the undersigned is and continues to be liable under the Subsidiary Guaranty in accordance with the terms thereof, notwithstanding the execution and delivery of the aforesaid Amendment.

Dated:  October 26, 2000

                                             BIOMUNE CORPORATION


[CORPORATE SEAL]                             By:  /s/ THOMAS H. MCLAIN
                                                  -------------------------
                                                  Name:  THOMAS H. MCLAIN
                                                  Title:  TREASURER

                                             NABI FINANCE, INC.


[CORPORATE SEAL]                             By:  /s/ THOMAS H. MCLAIN
                                                  -------------------------
                                                  Name:  THOMAS H. MCLAIN
                                                  Title:  PRESIDENT




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